Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in her capacity as an officer of GREENKRAFT, INC. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)  The Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2017

By: /s/ Sosi Bardakjian
Sosi Bardakjian Chief Financial Officer, Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to GREENKRAFT, INC. and will be retained by GREENKRAFT, INC. and furnished to the Securities and Exchange Commission or its staff upon request.